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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 1, 1997

                       FIRST CENTRAL FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            New York                           1-9138                                   11-2648222
(State or Other Jurisdiction of        (Commission File Number)        (I.R.S. Employer Identification Number)
       Incorporation)
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                                266 Merrick Road
                            Lynbrook, New York 11563
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (516) 593-7070



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Item 5.   Other Events

     Pursuant to Paragraph F of the General Instructions to Form 8-K, the
Registrant hereby incorporates by reference herein the press release issued by the Registrant on August 1, 1997, which is attached hereto as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          Exhibit   Description

          99        Press release, dated August 1, 1997


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST CENTRAL FINANCIAL CORPORATION

August 1, 1997                 By: /s/ ANDREW W. ATTIVISSIMO
                                  --------------------------------------
                                   Andrew W. Attivissimo
                                   Chairman, Chief Executive Officer,
                                     President and Chief Operating Officer


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                                  Exhibit Index

Exhibit                 Description
-------                 ------------
  99          Press release, dated August 1, 1997




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